Long Term Loan and Current Maturities of Long Term Loan	12 Months Ended
Dec. 31, 2024
Long Term Loan and Current Maturities of Long Term Loan [Abstract]
LONG TERM LOAN AND CURRENT MATURITIES OF LONG TERM LOAN

NOTE 8 — LONG TERM LOAN AND CURRENT MATURITIES OF LONG TERM LOAN

During September 2021, Nanox Korea entered into a 3 year Loan agreement with a Korean Bank, according to which the Bank granted the Company a loan in the amount of $3.8 million. During September 2024, the loan was extended for an additional 12 months. The loan bears an annual interest at a rate of 3 months KORIBOR and 1.149%, whereas interest payments are due on a monthly basis and the principal is due at the end of the loan term. The bank received a floating charge on the Nanox Korea’s assets.